EXHIBIT 32.2

CHIEF FINANCIAL OFFICER CERTIFICATION OF PERIODIC REPORT UNDER

SECTION 906 OF THE SARBANES-OXLEY ACT

I, Timothy J. Benson, of Factory Card & Party Outlet Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)  the Annual Report on Form 10-K of the Company for the year ended February 3, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 18, 2007

/s/ TIMOTHY J. BENSON
Timothy J. Benson
Vice President, Treasurer, & Chief Financial Officer